UCB-SUM SUP-1 071416

Summary Prospectus Supplement dated July 14, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares the Fund listed below:

Invesco Unconstrained Bond Fund

Ivan Bakrac will no longer serve as Portfolio Manager to Invesco Unconstrained Bond Fund. All references to Mr. Bakrac in the prospectuses are hereby removed as of the date set forth above.

UCB-SUM SUP-1 071416